                                                                    EXHIBIT 10.1

                                TENTH AMENDMENT
                                     TO THE
                        SOUTH CAROLINA INSURANCE COMPANY
                   EMPLOYEES' PROFIT SHARING AND SAVINGS PLAN

    THIS TENTH AMENDMENT to the South Carolina Insurance Company Employees' Profit Sharing and Savings Plan (the "Plan"), made as of the day and year noted on the last page hereof, by South Carolina Insurance Company (the "Company"), to be effective as noted below.

                              W I T N E S S E T H:

    WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries, and, pursuant to
Section 12.2(a) thereof, the Company has the right to amend the Plan at any time; and

    WHEREAS, the Company wishes to amend the Plan at this time for the purpose of effectuating the merger of the Graward General Companies 401(k) Profit Sharing Plan with and into the Plan, and for other purposes,

    NOW, THEREFORE, the Plan is hereby amended as follows effective as indicated below:

                                       1.

    Section 1.40 of the Plan is amended to read as follows effective as of May 1, 1999:

    1.40 Forfeitable Accounts shall mean a Participant's Discretionary Contributions Account, PSP Discretionary Contributions Account, Universal Discretionary Contributions Account, Graward Discretionary Contributions Account, Matching Elective Contributions Account, Universal Matching Contributions Account, Graward Matching Elective Contributions Account, and Matching Voluntary Contributions Account.

                                       2.

    New Sections 1.40A through 1.40I are added immediately after Section 1.40 of the Plan to read as follows effective as of May 1, 1999:

  1.40A Graward Accounts. See Section 18.2 of this Plan.

   1.40B Graward Participants. See Section 18.1 of this Plan.

   1.40C Graward Discretionary Contributions Account shall mean the Account of a
         Graward Participant to which are credited any amounts transferred from such Participant's Accounts which are attributable to "Employer Contributions" other than those listed in subsections (a) through
         (h) of the definition of "Account" in Section 1.02 of the Graward Plan. See Section 18.2 of this Plan.

  1.40D Graward Elective Contributions Account shall mean the Account of a
        Graward Participant to which are credited any amounts transferred from such Participant's Accounts which are attributable to Elective Deferral Contributions under the Graward Plan. See Section 18.2 of this Plan.

   1.40E Graward Matching Elective Contributions Account shall mean the Account of a Graward Participant to which are credited any amounts transferred from such Participant's Accounts which are attributable to Matching Contributions that are not Qualified Matching Contributions under the Graward Plan. See Section 18.2 of this Plan.

   1.40F Graward Qualified Matching Contributions Account shall mean the Account of a Graward Participant to which are credited any amounts transferred from such Participant's Accounts which are attributable to Qualified Matching Contributions under the Graward Plan.

  1.40G Graward Qualified Nonelective Contributions Account shall mean the
        Account of a Graward Participant to which are credited any amounts transferred from such Participant's Accounts which are attributable to Qualified Nonelective Contributions under the Graward Plan. See
        Section 18.2 of this Plan.

  1.40H Graward Rollover Contributions Account shall mean the Account of a
        Graward Participant to which are credited any amounts transferred from such Participant's Accounts which are attributable to Rollover Contributions under the Graward Plan. See Section 18.2 of this Plan.

   1.40I Graward Plan shall mean the Graward General Companies 401(k) Profit
         Sharing Plan prior to its merger with and into this plan. See
         Article XVII of this Plan.

                                       3.

    Section 1.52 of the Plan is amended to read as follows effective as of May 1, 1999:

    1.52 Nonforfeitable Accounts shall mean a Participant's Elective Contributions Account, Universal Elective Contributions Account, Graward Elective Contributions Account, Voluntary Contributions Account, Qualified Nonelective Contributions Account, Universal Qualified Nonelective Contributions Account, Qualified Matching Contribution Account, Graward Qualified Matching Contribution Account, Rollover Contributions Account, PSP Rollover Contributions Account, Universal Rollover Contributions Account, or Graward Rollover Contributions Account. See Sections 3.5(f)(i) and 3.10(b) and
         (c)(v) of this Plan for special forfeiture provisions applicable to Matching Elective Contributions and Qualified Matching Contributions.

                                       4.

    Section 1.87 of the Plan is amended by adding new subsection (d) after subsection (c) to read as follows effective as of May 1, 1999:

    (d) Service With Graward. For purposes of this Section, any years of service which would be credited to a Participant for purposes of eligibility to participate in the Graward Plan prior to May1, 1999 shall be counted in determining such Participant's Years of Eligibility "Service under this Plan.

                                       5.

    Section 1.88 of the Plan is amended by adding new subsection (e) after subsection (d) to read as follows effective as of May 1, 1999:

    (e) Special Rule for Graward Participants. For purposes of determining the vested percentage of a Graward Participant's Forfeitable Accounts, Years of Vesting Service prior to May 1, 1999 shall be determined pursuant to the provisions of the Graward Plan prior to its merger with and into the Plan, and Years of Vesting Service on and after May 1, 1999 shall be determined pursuant to the provisions of this Plan.

                                       6.

    Section 2.1 of the Plan is amended by adding the following subsection
(g) after subsection (f) thereof effective as of May 1, 1999:

    (g) Special Grandfather Rule for Participants in Graward Plan. An Eligible Employee who was a Participant in the Graward Plan as of May 1, 1999, and who was employed by Graward General Companies, Inc. on such date, shall continue to participate in this Plan as of May 1, 1999, and thereafter, so long as the Employee remains employed by an Employer as an Eligible Employee, even though the Employee may not have otherwise met the requirements for participation under Section 2.1(b) above.

                                       7.

    Section 4.1 of the Plan is amended to read as follows effective as of May 1, 1999:

    4.1 Vesting of Nonforfeitable Accounts. All amounts allocated to a Participant's Elective Contributions Account, Universal Elective Contributions Account, Graward Elective Contributions Account, Voluntary Contributions Account, Qualified Nonelective Contributions Account, Universal Qualified Nonelective Contributions Account, Graward Qualified Nonelective Contributions Account, Qualified Matching Contributions Account, Graward Qualified Matching Contributions Account, Rollover Contributions Account, PSP Rollover Contributions Account, Universal Rollover Contributions Account, or Graward Rollover Contributions Account (a Participant's "Nonforfeitable Accounts") shall at all times be and remain 100% vested and nonforfeitable.

                                       8.

    Section 5.1 of the Plan is amended effective as of May 1, 1999 by striking the sentence:

    "See also Section 4.4(b), 15.2 and 17.2." and inserting in lieu thereof the sentence "See also Sections 4.4(b), 15.2, 17.2 and 18.2."

                                       9.

    Section 4.2 of the Plan is amended to read as follows effective as of May 1, 1999:

4.2 Vesting of Forfeitable Accounts. All amounts allocated to a Participant's Discretionary Contributions Account, PSP Discretionary Contributions Account, Universal Discretionary Contributions Account, Graward Discretionary Contributions Account, Matching Elective Contributions Account, Universal Matching Contributions Account, Graward Matching Elective Contributions Account, and Matching Voluntary Contributions Account (a Participant's "Forfeitable Accounts") shall vest in accordance with the following rules, except as provided in Sections 3.5(f)(i), 3.10(b),3.10(c)(v), 7.1(d) and 13.10:

       (a) Full Vesting Events. A Participant's Forfeitable Accounts shall be 100% vested and nonforfeitable as of the following dates:

           (i) The date on which the Participant attains age 65 while still employed by the Employer;

           (ii) The date on which the Participant attains his Early Retirement Age while still employed by the Employer;

           (iii) The date the Participant dies while still employed by the Employer; or

           (iv) The date the Participant becomes Disabled while still employed by the Employer.

    See Section 17.5(a) of this Plan for a special rule applicable to Universal Participants in determining vesting under clause (iv) of this subsection
    (a), and see Section 18.5(c) of this Plan for a special rule applicable to Graward Participants in determining vesting under clause (iv) of this subsection (a).

       (b) Grandfathered Vesting Schedule. A Participant whose Forfeitable Accounts are not 100% vested under the provisions of subsection
           (a) above shall nonetheless be 100% vested in such Accounts if such Participant (1) has at least one Hour of Service (as defined in Section 1.43(a)) on or after July 1, 1992, (2) was an Eligible Employee in this Plan prior to September 26, 1997, and (3) is not a Universal Participant or a Graward Participant.

       (c) General Vesting Schedule. A Participant whose Forfeitable Accounts are not 100% vested under the provisions of subsections (a) and/or
           (b) above shall be vested in such Accounts in accordance with the following schedule if such Participant has at least one Hour of Service (as defined in Section 1.43(a)) on or after September 26, 1997:

     Years of Vesting Service Earned by              Vested Percentage of the Participant in
              the Participant                                  Forfeitable Accounts
--------------------------------------------       --------------------------------------------
              Less than 1 Year                                      0% vested
                   1 Year                                           33% vested
                  2 Years                                           66% vested
              3 or more Years                                      100% vested

    This subsection (c) shall apply to (1) Universal Participants whose Forfeitable Accounts are not 100% vested under the provisions of subsection
    (a) above and who have at least one Hour of Service (as defined in Section 1.43(a)) on or after April 1, 1998, and (2) Graward Participants whose Forfeitable Accounts are not 100% vested under the provisions of subsection (a) above and who have at least one Hour of Service (as defined in Section 1.43(a)) on or after March 1, 1999. See Section 17.5(c) for a special rule applicable to Universal Participants whose Forfeitable Accounts are not 100% vested under the provisions of subsection (a) above and who do not have at least one Hour of Service (as defined in Section 1.43(a)) on or after April 1, 1998, and see Section 18.5(a) for a special rule applicable to Graward Participants whose Forfeitable Accounts are not 100% vested under the provisions of subsection (a) above and who do not have at least one Hour of Service (as defined in Section 1.43(a)) on or after May 1, 1999

       (d) Pre-9/27/97 Vesting Schedule. A Participant whose Forfeitable Accounts are not 100% vested under the provisions of subsections
           (a) and/or (b) above and who does not have at least one Hour of Service (as defined in Section 1.43(a)) on or after September 26, 1997, shall be vested in such Accounts in accordance with the following schedule if such Participant has at least one Hour of Service (as defined in Section 1.43(a)) in a Plan Year beginning after December 31, 1988:

     Years of Vesting Service Earned by              Vested Percentage of the Participant in
              the Participant                                  Forfeitable Accounts
--------------------------------------------       --------------------------------------------
             Less than 3 Years                                      0% vested
                  3 Years                                           20% vested
                  4 Years                                           40% vested
                  5 Years                                           60% vested
                  6 Years                                           80% vested
              7 or more Years                                      100% vested

    This subsection (d) shall not apply to any Universal Participant or to any Graward Participant.

       (e) Pre-1989 Vesting Schedule. Subject to the provisions of
           Section 15.5(a) (a special rule for PSP Participants), a Participant whose Forfeitable Accounts are not 100% vested under the pro visions of subsections (a) and/or (b) above and who has not performed at least one Hour of Service (as defined in Section 1.43(a)) for the Employer in a Plan Year beginning' after December 31, 1988 shall be vested in such Accounts depending upon the Plan Year in which amounts in such Accounts were contributed. Amounts in Forfeitable Accounts contributed during a particular Plan Year shall be fully vested as of the first day of the third Plan Year following such Plan Year, provided the Participant was performing services for the Employer as of such date. This subsection (e) shall not apply to any Universal Participant or any Graward Participant.

       (f) Limitations and Restrictions Regarding Vesting.

           (i) Nonforfeitability by Participant Conduct. No vested portion of a Participant's Account shall be forfeited as a result of conduct of the Participant.

           (ii) Amendments to Vesting Schedule. If the vesting schedule of this Plan is amended, the vested percentage of a Participant's Forfeitable Accounts, determined as of the later of the date on which the amendment to the Plan's vesting schedule is adopted or becomes effective, shall not be reduced by such amendment. Furthermore, any Participant who has at least 3 Years of Vesting Service (5 Years of Vesting service for Participants who do not have at least one Hour of Service in a Plan Year beginning after December 31, 1988) shall either:

               (A) automatically have his or her vesting percentage computed without regard to the change in the vesting schedule unless computing his or her vested percentage under the new vesting schedule is more favorable; or

               (B) have the right to elect, within 60 days of (1) the day the amendment is adopted, (2) the day the amendment becomes effective, or (3) the day the Participant is issued written notice of the amendment, whichever is latest, to have the vesting schedule in effect prior to the amendment apply in computing his vested percentage;

        whichever is selected by the Plan Administrator applicable to all affected Participants. For purposes of this paragraph (ii), an amendment to the Plan's vesting schedule is any amendment which directly or indirectly affects the computation of the vested percentage of a Participant's Accounts as described in Treas. Reg. Section1.411 (a)-8(c), and Years of Vesting Service shall be determined without regard to Section 4.4.

           (iii) Automatic Amendments to Vesting Schedule. The rules of paragraph (ii) above shall apply to the automatic change in the vesting schedule after the end of the Plan Year beginning in 1988. Furthermore, the rules of paragraph (ii) above shall apply to any automatic change in the vesting schedule caused by operation of Article XIV of this Plan.

       (g) Years of Vesting Service. In determining the Years of Vesting Service completed by an Employee for purposes of this Article IV, Years of Vesting Service shall be determined pursuant to Sections 1.88 and 4.4 of this Plan.

                                      10.

New Article XVIII is added after Article XVII of the Plan to read as follows effective as of May 1, 1999:

                                 ARTICLE XVIII
        MERGER OF GRAWARD GENERAL, COMPANIES 401(k) PROFIT SHARING PLAN
                             WITH AND INTO THE PLAN

    18.1 General Provisions. Effective as of May 1, 1999, the Graward General Companies 401(k) Profit Sharing Plan (the "Graward Plan") is merged with and into the Plan. The Plan shall, as of such date, assume all obligations of the Graward Plan under the terms and provisions of the Graward Plan for (a) participants participating in the Graward Plan immediately prior to May 1, 1999, and (b) former participants with vested benefits under the Graward Plan immediately prior to May 1, 1999. Such participants shall, as of May 1, 1999, automatically become Participants or former Participants, as appropriate, in the Plan with respect to such benefits and shall be referred to as "Graward Participants" herein. The Plan shall provide for payment of said accrued benefits, as they are or shall become vested, with the assets transferred to the Trust as set forth in Section 18.3 below pursuant to the provisions of this Plan subsequent to May 1, 1999.

    18.2 Separate Accounting. The account balances of each Graward Participant who becomes a Participant in the Plan shall be maintained in separate Accounts as follows:

       (a) Amounts transferred from the "Participant's Account" of a Graward Participant which are attributable to elective contributions, if any, shall be held in a special segregated "Graward Elective Contributions Account."

       (b) Amounts transferred from the "Participant's Account" of a Graward Participant which are attributable to matching contributions, if any, shall be held in a special segregated "Graward Matching Elective Contributions Account."

       (c) Amounts transferred from the "Participant's Account" of a Graward Participant which are attributable to discretionary contributions, if any, shall be held in a special segregated "Graward Discretionary Contributions Account."

       (d) Amounts transferred from the "Participant's Account" of a Graward Participant which are attributable to qualified non-elective contributions, if any, shall be held in a special segregated "Graward Qualified Nonelective Contributions Account."

       (e) Amounts transferred from the "Participant's Account" of a Graward Participant which are attributable to qualified matching contributions, if any, shall be held in a special segregated "Graward Qualified Matching Contributions Account."

       (f) Amounts transferred from the "Participant's Rollover Account" of a Graward Participant, if any, shall be held in a special segregated "Graward Rollover Contributions Account."

    Such Accounts shall be collectively referred to as the Graward Participant's "Graward Accounts."

    18.3 Transfer of Plan Assets. Effective as of May 1, 1999, the assets of the Graward Plans which are held by the trustee of the trust accompanying the Graward Plan shall become assets of the Plan, and shall be held by the Trustee under the provisions of the Plan and its accompanying Trust Agreement for the exclusive benefit of Participants and Beneficiaries under the Plan.

    18.4 Conditions for Merger and Transfer. The merger of plans and transfer of assets as provided for in this Article are subject to the provisions of
         Section 12.4.

    18.5 Special Code 6411(a)(10) Provisions. In accordance with
         Section 12.2(c) and Treas. Reg. Section1.411 (d)-4(Q&A-2)(a)(3), the following special provisions shall apply to the Graward Accounts of Graward Participants:

       (a) Vesting Schedule for Graward Accounts. A Graward Participant whose Forfeitable Accounts are not 100% vested under the provisions of
           Section 4.2 of this Plan and who does not have at least one Hour of Service (as defined in Section 1.43(a)) on or after May 1, 1999 shall be vested in such Accounts in accordance with the following schedule:

     Years of Vesting Service Earned by              Vested Percentage of the Participant in
              the Participant                                  Forfeitable Accounts
--------------------------------------------       --------------------------------------------
              Less than 1 Year                                      0% vested
                  1 Years                                           20% vested
                  2 Years                                           40% vested
                  3 Years                                           60% vested
                  4 Years                                           80% vested
              5 or more Years                                      100% vested

       (b) Years of Vesting Service for Graward Participants. See
           Section 1.88(e) for a special rule in determining the Years of Vesting Service of a Graward Participant used to determine the vesting of his Accounts prior, to May 1, 1999.

       (c) Expansion of "Disability." With respect to Graward Participants, for purposes of the term "Disabled" as used in Section 4.2(a)(iv), such term shall also include, with respect to a Participant, a physical or mental condition resulting from bodily injury, disease, or mental disorder rendering the Participant incapable of continuing any gainful occupation with his Employer.

    18.6 Investments. The assets transferred from the Graward Plan to this Plan shall be liquidated as soon as administratively practicable prior to May 1, 1999, and the cash proceeds thereof shall then be transferred in cash to the Trustee, and such assets shall be held by the Trustee subject to the provisions of Section 5.2. In accomplishing the asset transfers, the trustee of the Graward Plan and the Trustee may temporarily suspend all investment modifications of Graward Participants or Participants, as applicable, until the investment provisions and rules of Section 5.2 may be administratively accomplished. The Trustee may also, upon receiving the assets of the Graward Plan, invest such assets among the then currently available investment funds under the Plan, as the Trustee may deem appropriate in its sole discretion (or as directed by the Plan Administrator in its sole discretion), until such investment selections are made by Participants and are effectuated.

    18.7 Special Grandfather Eligibility Rule for Graward Participants. See
         Section 2.1(g) for a special eligibility rule for Graward Participants.

    18.8 Nondiscrimination Testing. For purposes of applying the nondiscrimination testing requirements of Code Section401(k) and
         (m) set forth in Article III for the calendar year and Plan Year beginning January 1, 1999, amounts contributed from January 1, 1999, through May 1, 1999 to the Graward Accounts of a Participant shall be taken into account, as appropriate.

    All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

    IN WITNESS WHEREOF, this Tenth Amendment to the Plan has been executed by the Company and its corporate seal attached hereto this 16 day of April, 1999.

                                             COMPANY:

[CORPORATE SEAL]                             SOUTH CAROLINA INSURANCE COMPANY

ATTEST:

                                             By:  /s/ DON A. DROZD
                                                  ------------------------------------------
                                             Title: Compensation & Benefits Manager
                                             ----------------------------------------------
By: /s/ JANET H. LANGLEY
    -------------------------------------
Title: Assistant Secretary
      ------------------------------------

                               ELEVENTH AMENDMENT
                                     TO THE
                        SOUTH CAROLINA INSURANCE COMPANY
                   EMPLOYEE'S PROFIT-SHARING AND SAVINGS PLAN

    THIS ELEVENTH AMENDMENT to the South Carolina Insurance Company Employee's Profit-Sharing and Savings Plan (the "Plan"), made as of the day and year noted on the last page hereof, by South Carolina Insurance Company (the "Company"), to be effective as noted below.

                              W I T N E S S E T H:

    WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries, and, pursuant to
Section 12.2(a) thereof, the Company has the right to amend the Plan at any time; and

    WHEREAS, the Company wishes to amend the Plan at this time for the purpose of modifying the participant eligibility provisions of the Plan, and for other purposes;

    NOW, THEREFORE, the Plan is hereby amended as follows effective as indicated below:

                                       1.

    Section 2.1(b) of the Plan is amended effective as of September 1, 2000, by modifying paragraph (iv) to read as follows, and adding a new paragraph (v) thereafter to read as follows:

    (iv) On and after July 1, 1996, and prior to September 1, 2000, such an Eligible Employee shall become a Participant in this Plan as of the first payroll period ending on or immediately after any Entry Date following the date on which the Employee completes 90 days of employment with an Employer if the Employee is still an Eligible Employee as of such payroll period.

    (v) On and after September 1, 2000, such an Eligible Employee shall become a Participant in this Plan:

       (A) if the Eligible Employee is classified by the Employer as a full-time Employee, as of the first payroll period ending on or immediately after any Entry Date following the date on which the Employee completes 90 days of employment with an Employer if the Employee is still an Eligible Employee as of such payroll period; or

       (B) if the Eligible Employee is classified by the Employer as other than a full-time Employee, as of the first day of each Plan Year or the first day of the seventh month of each Plan Year, whichever first occurs, which immediately follows the date on which the Eligible Employee completes one Year of Eligibility Service, if the Employee is still an Eligible Employee as of such date.

    All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

    IN WITNESS WHEREOF, this Eleventh Amendment to the Plan has been executed by the Company and its corporate seal attached hereto this 1 day of September, 2000.

                                             COMPANY:

[CORPORATE SEAL]                             SOUTH CAROLINA INSURANCE COMPANY

ATTEST:

                                             By:  /s/ DON A. DROZD
                                                  ------------------------------------------
                                             Title: Compensation & Benefits Manager
                                             ----------------------------------------------
By: /s/ MATTHEW P. MCCLURE
    -------------------------------------
Title: Corporate Secretary
      ------------------------------------